                                                                    EXHIBIT 10.9


                        STOCK AND NOTE PURCHASE AGREEMENT


      This STOCK AND NOTE PURCHASE AGREEMENT (this "Agreement") is entered into as of April 5, 2001, by and among (i) Footwear Acquisition, Inc., a Delaware corporation (the "Company"), and (ii) the Persons listed on Schedule A hereto (each a "Purchaser" and collectively, the "Purchasers"). Certain capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

                                     RECITAL

      The Company desires to raise capital to finance its (i) acquisition of certain assets of Converse, Inc. (the "Acquisition") pursuant to the terms of a certain Asset Purchase Agreement by and between the Company and Converse, Inc. dated April [ ], 2001 (the "APA") and (ii) ongoing business operations, and in furtherance thereof desires to issue and sell to the Purchasers the Securities (as defined below), and the Purchasers are willing to acquire the Securities, all on the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

      In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

      1. Authorization and Sale of the Preferred Shares, Common Shares and Senior Notes.

            1.1. Authorization. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of (i) 563,160 shares of its Series A Preferred Stock (the "Preferred Stock"), having the rights, restrictions, privileges and preferences set forth in the Certificate of Designations attached hereto as Exhibit B (the "Certificate of Designations"), (ii) 8,691,925 shares of its Common Stock (the "Common Stock") and (iii) Senior Notes in the amounts set forth on Schedule A (the "Senior Notes", and together with the Preferred Stock and Common Stock, the "Securities"), substantially in accordance with the form of Note set forth as Exhibit C.

            1.2. Issuance and Sale. On the terms and subject to the conditions hereof, at the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, the Securities specified adjacent to such Purchaser's name on Schedule A hereto for the Purchase Price (as defined in Section 2). The Company's agreement with each of the Purchasers hereunder is a separate agreement and the sale of Securities to each of the Purchasers is a separate sale.

            1.3. Stockholder Rights. The Purchasers shall, upon execution thereof by each Purchaser and the Company, have the rights specified in the Investors Rights Agreement attached as Exhibit D hereto.

      2. Closing.

            2.1. Closing. The sale and purchase of the Securities under this Agreement shall take place at a closing (a "Closing") to be held at the offices of Arnold & Porter, 399 Park Avenue, New York, New York 10022, or at such other location or by such other means (i.e. facsimile) as the Company and the Purchasers acquiring Securities shall agree. The Closing shall be held at 10 a.m. on the Closing Date as defined in the APA (the "Closing Date").

            2.2. Deliveries. At the Closing, the Company will deliver the appropriate Purchaser (i) certificates registered in the Purchasers' respective names representing the aggregate number of shares of Common Stock and Preferred Stock, and (ii) Senior Notes made in favor of the Purchaser purchasing such Note, in each case in the amounts set forth on Schedule A. Two days prior to the Closing, each Purchaser acquiring Securities at Closing will deliver to the an independent escrow agent (the "Agent") for each of the Purchasers, acting pursuant to the terms of an escrow agreement reasonably acceptable to the Purchasers, the purchase price set forth on opposite such Purchaser's name on Schedule A hereto (the "Purchase Price") for such Securities by wire transfer thereof to the account designated by the Agent. There shall be credited against such Purchaser's Purchase Price any amount previously paid by such Purchaser towards a deposit on the purchase price under the APA, as reflected on Schedule
A. Notwithstanding the foregoing, certain purchasers, as identified on Schedule A, may pay for the purchase of Securities by executing a note in favor of the Company, in form and substance agreed to by the other Purchasers and the Company prior to Closing, which such purchaser shall deliver at Closing. Such note shall be secured by a pledge of the Securities acquired thereby. The Agent shall hold the Purchase Price in a segregated account in escrow to be released in accordance with Section 2.4, below. The parties shall also deliver all documents required to be delivered at such Closing pursuant to Section 2.3 hereof.

            2.3. Conditions to Closing.

                  (a) Conditions to Obligations of the Purchasers. The obligations of each Purchaser to purchase Securities at Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in writing by such Purchaser:

                        (i) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects on such Closing Date with the same force and effect as if they had been made on and as of such date, and the Company shall have performed all obligations, covenants and agreements herein required to be performed by it on or prior to the Closing.

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                        (ii) Consents and Waivers. The Company shall have
obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution, delivery and performance of this Agreement and the Related Agreements), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement or any Related Agreement.

                        (iii) Related Agreements. Each of the Related Agreements shall have been executed and delivered by the parties thereto other than such Purchaser.

                        (iv) Certificate of Designations. The Certificate of Designations shall have been filed with the Delaware Secretary of State and a certified copy thereof shall have been delivered to each Purchaser.

                        (v) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, executed by the President of the Company, dated as of the Closing Date, certifying the fulfillment of the conditions specified in subsections (a)(i) and (ii) of this Section 2.3.

                        (vi) Secretary's Certificate. The Company shall have delivered to each Purchaser a certificate, executed by the Secretary of the Company, dated as of the Closing Date, certifying the authenticity of attached copies of the Company's restated certificate of incorporation, Certificate of Designations, Bylaws and resolutions of the Board of the Company approving the transactions contemplated hereby.

                        (vii) Asset Purchase Agreement. The APA shall (i) be in full force and effect, (ii) be substantially in the form attached hereto as Exhibit E, and (iii) shall have been approved by the Bankruptcy Court (as defined in the APA) and the parties thereto shall be closing the Acquisition thereunder, it being the intent of the Purchasers and the Company that the transactions contemplated herein occur simultaneously with the consummation of the Acquisition under the APA.

                        (viii) Certificate of Good Standing. The Company shall have delivered a long-form certificate of good standing from the Secretary of State of the State of Delaware and from each jurisdiction in which the Company is qualified to do business.

                        (ix) Election of Directors. The number of directors constituting the Board shall have been fixed at seven and five of the directors shall have been elected in accordance with Sections 1.01(a)(i) through (iii) of Investors Rights Agreement.

                        (x) Other Purchasers. All of the Purchasers set forth on Schedule A shall have duly executed and delivered this Agreement.

                        (xi) Strategic Investor. The Strategic Investor shall have entered into appropriate Agreements joining it as a party to this Agreement and to the

Investors Rights Agreement in connection with its purchase of 5% of the Common Stock of the Company as of the Closing Date hereunder. The terms of the Trademark Agreement and the Cooperative Marketing Agreement between the Company and the Strategic Investor shall be in full force and effect and the Strategic Investor shall have made payments to Footwear as required therein in connection with the Acquisition. The closing under the Trademark Agreement shall occur substantially simultaneously with the Closing hereunder.

                        (xii) Japanese Sourcing Agreement. The Agreement dated April 4, 2001 between the Strategic Investor and Footwear relating to Japanese sourcing rights shall be in full force and effect.

                        (xiii) Opinion of Counsel. The Purchasers shall have received an opinion of counsel to the Company as to (i) due organization, existence and good standing (in Delaware), ( (ii) corporate power and authority to enter into this Agreement, the Investor Rights Agreement , the Note and the APA, (iii) due authorization to enter into this Agreement, the Investor Rights Agreement, the Note and the APA, (iv) enforceability as to the Company of this Agreement, the Investor Rights Agreement, the Note and the APA, (subject to customary exceptions) (v) no conflict with laws and agreements to which the Company is a party and (vi) authorized capital stock of the Company. Such opinion may expressly rely, where appropriate, upon certificates of officers of the Company and shall be subject to standard exceptions.

                        (xiii) Security Agreement. In connection with the Senior Notes, the Company shall have delivered and executed a security agreement (and related UCC financing statements) substantially in the form attached hereto as Exhibit H, with such modifications as may in good faith be required to implement the purpose and intent of the parties thereto, to be held in escrow on behalf of the holders of the Senior Notes pending the Trigger Date specified (and as defined) in 9(h) of the Senior Notes. On the Trigger Date, the Purchasers of the Senior Notes shall receive an opinion from counsel to the Company, in customary form and with standard exceptions, in form reasonably acceptable to the Purchasers of the Senior Notes with respect thereto. Such opinion may expressly rely, where appropriate, upon certificates of officers of the Company.

                  (b) Conditions to Obligations of the Company. The Company's obligation to issue and sell the Securities at the Closing is subject to the fulfillment on or prior to such Closing Date of the following conditions, any of which may be waived by the Company:

                        (i) Representations and Warranties. The representations and warranties made by each Purchaser in Section 4 hereof shall have been true and correct when made, and shall be true and correct on such Closing Date with the same force and effect as if they had been made on and as of such date.

                        (ii) Related Agreements. Each of the Related Agreements shall have been executed and delivered by the parties thereto other than the Company.

            2.4. Release from Escrow

                  (a) Upon the closing under the APA, the parties shall direct the Agent to release (i) the purchase price for the Acquisition to the Seller (as defined in the APA) and (ii) the balance of the Purchase Price for purchase of the Securities to the Company.

                  (b) If the closing of the Acquisition under the APA fails to occur by June 30, 2001, the Agent shall return the Purchase Price to the Purchasers.

            2.5. Default by Certain Purchasers. In the event of a default by either UOHL (as defined on Schedule A) or Perseus (as defined on Schedule A) of its obligation to purchase the Securities that such Purchaser is required to purchase hereunder, the other Purchaser shall have the right, but not the obligation, to purchase the Securities from the Company under the same terms as such securities would have been purchased by the defaulting Purchaser, provided that if the non-defaulting Purchaser elects to purchase a defaulting Purchaser's Securities, it must purchase all such Securities.

      Notwithstanding the foregoing, the defaulting Purchaser shall not be absolved from its obligations hereunder and shall remain fully liable to the Company and to each of the other Purchasers for any and all liabilities arising out of or relating to such default. No third party shall have any rights under this provision or to the enforcement thereof.

      3. Representations and Warranties Relating to the Company. Except as otherwise set forth in the Disclosure Schedule attached hereto (the "Company Disclosure Schedule"), the Company represents and warrants to the Purchasers, as of the Closing Date, as set forth below.

            3.1. Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its business as now conducted and as it is proposed to be conducted, and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or properties makes such qualification or licensing necessary, except where the failure to so qualify or be licensed would not have a Material Adverse Effect.

            3.2. Capital Structure. As of the date hereof, the authorized capital stock of the Company consists, or as of the Closing Date will consist of, of the following shares, and all of the issued and outstanding shares as hereinafter set forth have been, or upon the Closing, will be, duly authorized and validly issued, and are, or upon the Closing will be, fully paid and nonassessable:

                  (a) Preferred Stock. A total of 10 million authorized shares of Preferred Stock, $0.01 par value, consisting of 900,000 shares designated as Series A Preferred Stock, none of which are issued and outstanding prior to the consummation of the transactions contemplated hereby.

                  (b) Common Stock. A total of 20 million authorized shares of Common Stock, par value $0.01, none of which are issued and outstanding prior to the consummation of the transactions contemplated hereby.

                  (c) Option Plan. The Company has reserved, or intends to reserve, 1,000,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2001 Long Term Incentive Plan duly adopted, or to be adopted, by the Board of Directors and approved by the stockholders (the "Stock Option Plan"). Of such reserved shares of Common Stock, no shares have been issued pursuant to restricted stock purchase agreements, no options to purchase shares have been granted or are currently outstanding, and all such shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Option Plan in the discretion of the Company's Board of Directors and subject only to the terms of the Stock Option Plan, which terms shall provide for 25% vesting on the first anniversary of the grant date and monthly vesting thereafter over the next 36 months.

                  (d) Options, Warrants, Reserved Shares, Treasury Stock. Except as set forth in the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of the Company's capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock, nor is the Company obligated in any manner to issue any shares of its capital stock or other securities. None of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, is subject to any preemptive rights, rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company. The Company holds no shares of its capital stock in its treasury.

            3.3. Power, Authorization and Validity. The Company has the corporate power, legal capacity and corporate authority to enter into and perform its obligations under this Agreement and each of the Related Agreements to which it is a party. The execution, delivery and performance by the Company of this Agreement and each of the Related Agreements to which it is a party have been duly and validly approved and authorized by all necessary corporate action on its part. No authorization, consent, or approval, governmental or otherwise, is necessary to enable the Company to enter into this Agreement or any Related Agreement to which it is a party and to perform its obligations hereunder or thereunder. This Agreement is, and each of the Related Agreements to which it is a party when executed and delivered by the Company will be, the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors Rights Agreement may be limited by applicable federal or state securities laws.

            3.4. No Violation of Existing Agreements. Neither the execution and delivery of this Agreement or any Related Agreement to which it is a party nor the consummation of the transactions or performance of the Company's obligations contemplated hereby or thereby will conflict with, result in a material breach or violation of, or cause a default under any provision of the Company's Certificate of Incorporation or Bylaws, each as is currently in effect, any instrument, contract or agreement that is material to the business of the Company or any judgment, writ, decree, order, law, statute, ordinance, rule or regulation applicable to the Company.

            3.5. Representations Regarding the Securities. All corporate action has been taken on the part of the Company, its officers, directors and shareholders necessary for the authorization and creation, issuance and delivery of the Securities. The Preferred Stock and Common Stock, when issued in compliance with the provisions of this Agreement and, in the case of the Preferred Stock, the Certificate of Designations, will be validly issued, fully paid and nonassessable and, assuming the accuracy of each of the Purchasers' representations in Section 4 of this Agreement, issued in compliance with all applicable federal and state securities laws. None of the Securities issued pursuant to this Agreement are subject to any preemptive rights, rights of first refusal, or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

            3.6. No Subsidiaries. The Company does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association, partnership, limited partnership, limited liability company, trust or other entity.

            3.7. Absence of Certain Changes and Events. Since the date of its formation, the Company has not:

                  (a) suffered any Material Adverse Change;

                  (b) suffered any damage, destruction or loss, whether or not covered by insurance, in an amount in excess of $50,000;

                  (c) declared, set aside or paid any dividend or made any other distribution on or in respect of the shares of capital stock of the Company or declared or agreed to any direct or indirect redemption, retirement, purchase or other acquisition by the Company of such shares;

                  (d) issued any shares of capital stock of the Company or any warrants, rights or options or entered into any commitment relating to the shares of capital stock of the Company;

                  (e) incurred any material liabilities, contingent or otherwise, either matured or unmatured, except for those that have been incurred by the Company in the ordinary course of business and for its obligations under the APA;

                  (f) permitted or allowed any of its material property or assets to be subjected to any mortgage, deed of trust, pledge, lien, security interest or other encumbrance of any kind;

                  (g) made any capital expenditure or commitment for additions to property, plant or equipment individually in excess of $500,000, or in the aggregate, in excess of $1,000,000;

                  (h) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets to, or entered into any agreement or arrangement with any of its affiliates within the meaning of the rules and regulations promulgated under the Securities Act ("Affiliates"), officers, directors or shareholders;

                  (i) made any amendment to or terminated any agreement that, if not so amended or terminated, would have a Material Adverse Effect;

            3.8. Registration Rights. Except as provided in the Investor Rights Agreement, the Company has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the U.S. Securities and Exchange Commission ("SEC") or any other governmental authority.

            3.9. Compliance With Corporate Instruments and Laws. The Company is not in violation of any provisions of its Certificate of Incorporation or Bylaws as currently in effect. The Company is in compliance in all material respects with all applicable laws, statutes, rules, and regulations of all governmental and regulatory authorities which are applicable. The Company has or will have, as of the Closing Date, all necessary permits, licenses and other authorizations required to conduct its business as conducted and or proposed to be conducted, except where the failure to obtain such permits, licenses and authorizations would not have a Material Adverse Effect.

            3.10. Litigation. There is no suit, action, proceeding, claim or investigation pending or, to the Company's knowledge, currently threatened against the Company before any court or administrative agency which could have a Material Adverse Effect or which questions or challenges the validity of this Agreement or any Related Agreement and the consummation of the transactions contemplated hereby and thereby. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company.

            3.11. Corporate Documents. The Company has furnished or made available to the Purchasers or their counsel for their examination true and complete copies of the following documents: (i) copies of its Certificate of Incorporation and Bylaws, each as currently in effect and (ii) minute books containing required records setting forth proceedings, consents, actions and meetings of its shareholders, board of directors and any committees thereof. The corporate minute books, stock certificate books, stock registers and other corporate records of the Company are complete and accurate in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

            3.12. Disclosure. The Company has fully provided the Purchasers with all the information that the Purchasers have requested for deciding whether to acquire the Securities and all information that the Company believes is reasonably necessary to enable the Purchasers to make such a decision. To the Company's knowledge, no representation or warranty of the Company contained in this Agreement and the exhibits attached hereto, any certificate furnished or to be furnished to Purchasers at the Closing, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

            3.13. Securities Act. Subject to the accuracy of the Purchasers' representations in Section 4 hereof, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement constitute or will constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and the qualification or registration requirements of any applicable state securities laws as such laws exist on the date hereof.

            3.14. Brokers. Other than as provided for in Section 7.8 below, neither the Company nor, to the Company's knowledge, any Company shareholder is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or any Related Agreement or in connection with any transaction contemplated hereby or thereby.

            3.15. Acquisition. The Company has executed and delivered the APA, and such execution and delivery has been duly and validly approved and authorized by all necessary corporate action on its part. Except for such authorizations, consents, or approvals, governmental or otherwise ("Consents") that the Company shall have obtained before the Closing Date, there are no Consents necessary for the Company to enter into the APA and to perform its obligations thereunder, except where the failure to obtain such Consents would not have a Material Adverse Effect. The APA is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Company has delivered to the Purchasers an executed copy of the APA, in final form.

            3.16. Use of Proceeds. The Company will use the Purchase Price paid for the Securities pursuant to this Agreement to pay the purchase price for the assets purchased pursuant to the APA and for operating capital, fees and expenses.

      4. Representations and Warranties of Purchasers and Restrictions on Transfer Imposed by the Securities Act and Applicable State Securities Laws.

            4.1. Representations and Warranties by Each Purchaser. Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

                  (a) The Securities are being or will be acquired for such Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or applicable state securities laws.

                  (b) Such Purchaser understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof and have not been qualified under any state securities laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration thereunder, and (ii) the Company's reliance on such exemptions is predicated on such Purchaser's representations set forth herein. Such Purchaser understands that the resale of the Securities may be restricted indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities law or is exempt from such registration.

                  (c) Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, including a complete loss of such Purchaser's investment in the Securities.

                  (d) Such Purchaser has the full right, power and authority to enter into and perform such Purchaser's obligations under this Agreement and each Related Agreement to which it is a party, and this Agreement and each Related Agreement to which it is a party constitute valid and binding obligations of such Purchaser enforceable in accordance with their terms.

                  (e) No consent, approval or authorization of or designation, declaration or filing with any Governmental Body on the part of such Purchaser is required in connection with the valid execution and delivery of this Agreement or any Related Agreement to which it is a party, except to the extent any local governmental authority requires such declaration under state "Blue-Sky" laws, which shall be filed, if necessary.

            4.2. Legend. Each certificate representing the Securities may be endorsed with the following legends:

                  (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE

SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT
(I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.

                  (b) Any other legends required by applicable securities laws and/or by the Investor Rights Agreement.

The Company may instruct its transfer agent, if any, not to register the transfer of the Securities, unless the conditions specified in the foregoing legends are satisfied.

            4.3. Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to Section 4.2(a) and the stop transfer instructions with respect to such Securities shall be removed and the Company shall issue a certificate without such legend to the holder thereof (1) if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, (2) if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act, or (3) if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Securities may be made without registration.

            4.4. Disclosure of Information; Economic Risk. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management. The Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests, and can bear the risk of loss of its entire investment.

            4.5. No Public Market. The Purchaser understands that no public market now exists for any of the Securities, and that the Company has made no assurances that a public market will ever exist for such securities.

            4.6. Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Securities or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

      5. Miscellaneous.

            5.1. Waivers and Amendments. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Purchasers of the Common Stock issued. Any amendment or waiver effected in accordance with this Section 5.1 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such securities, and the Company.

            5.2. Governing Law. This Agreement shall be governed by the laws of the State of New York.

            5.3. Survival. The representations and warranties made herein shall survive until eighteen months after the Closing Date.

            5.4. Successors and Assigns. Except as otherwise expressly provided herein and subject to the Related Agreements and applicable law, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            5.5. Entire Agreement. This Agreement, the Related Agreements and other exhibits to this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            5.6. Notices, etc. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or five Business Days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) listed for each such party below such party's signature page hereto or, if any party shall have designated a different address or facsimile number by notice to the other parties given as provided above, then to the last address or facsimile number so designated.

            5.7. Separability. In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            5.8. Expenses. The Company shall be responsible for the fees and expenses of the Company (legal, accounting, or otherwise). If the transactions contemplated hereby and in the APA are consummated, the Company shall reimburse the Purchasers, as described on Schedule G, for their actual and reasonable fees, costs and expenses (legal, accounting or otherwise) in connection with this transaction, any bid made to acquire the assets of Converse, Inc., and the negotiation and drafting of the APA, in each case as described on Exhibit G. Payment of such amount shall be conditioned upon the provision to the Company by such Purchaser of a statement setting forth in reasonable detail such fees and expenses. Notwithstanding the foregoing, Union Overseas Holding Limited shall not be entitled to recover any such fees and expenses in excess of $750,000.

            5.9. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            5.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manners and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

            5.11. Publicity. None of the parties to this Agreement, nor any of their affiliates, shall issue any press release or otherwise make any public announcement or disclosure with respect to this Agreement, any of the Related Agreements or any of the transactions contemplated hereby or thereby without the prior written consent of the Company, unless such disclosure is required by applicable law or regulation.

            5.12. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            5.13. Confidentiality. The Purchasers agree that any information obtained by the Purchasers pursuant to the Investor Rights Agreement, or otherwise in connection with the Purchasers' performance of due diligence in connection with the transactions contemplated under this Agreement, which is proprietary to the Company or otherwise confidential, or any written information that is or was provided to a Purchaser and marked by the Company as confidential, will not be disclosed (other than to a Purchaser's employees or agents having a need to know the contents of such information, a Purchaser's attorneys or accountants or to any person who provides financing to a Purchaser; provided, however, that such person or entity holds such information on a confidential basis) without the prior consent of the Company, unless the information is available to the public generally or a Purchaser is required to disclose such information by a governmental body or under federal securities laws. The provisions of this Section 5.13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

                [Company Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.




                                    FOOTWEAR ACQUISITION, INC.


                                    By:  /s/ William N. Simon
                                         ------------------------------

                                    Name: William N. Simon
                                          -----------------------------

                                    Title:  Executive Director
                                            ---------------------------

                                    ADDRESS FOR NOTICE:

                                    c/o cre-8-net ventures
                                    ----------------------
                                    541 Redwood Highway
                                    Suite 2180
                                    Mill Valley, California 94941
                                    Phone: 415-383-7698
                                    Fax: 415-383-7405
                                    Attn: William N. Simon

                                    With a copy to:

                                    -----------------------------------
                                    -----------------------------------
                                    -----------------------------------
                                    Facsimile No. :
                                                    -------------------
                                    Attn:
                                          -----------------------------

               [cre-8-net Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.



                                    CRE-8-NET VENTURES L.L.C.

                                    BY: /s/ William N. Simon
                                        --------------------------------
                                          NAME:   William N. Simon
                                          TITLE:  Managing Member

                                    ADDRESS FOR NOTICE:

                                    541 Redwood Highway
                                    Suite 2180
                                    Mill Valley, California 94941
                                    Phone: 415-383-7698
                                    Fax: 415-383-7405
                                    Attn: William N. Simon

                                    With a copy to:

                                    WILSON SONSINI GOODRICH & ROSATI, P.C.
                                    650 Page Mill Road
                                    Palo Alto, California  94304
                                    Facsimile: (650) 496-408
                                    Attn: Kurt Berney, Esq.

            [UOHL Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.



                                    UNION OVERSEAS HOLDINGS LIMITED

                                    BY: /s/ Edward D. Sy
                                       ------------------------------
                                          NAME:   Edward D. Sy
                                          TITLE:  Director

                                    ADDRESS FOR NOTICE:

                                    Suite 306
                                    Third Floor
                                    Island Place Tower
                                    No. 510 King's Road, North Point
                                    Hong Kong
                                    Facsimile No. 852-2907-8118
                                    Attn: Mr. Ed Sy

                                    With a copy to:
                                    Mintz, Levin, Cohn, Ferris, Glovsky
                                    and Popeo
                                    One Financial Center
                                    Boston, Massachusetts 02111
                                    Facsimile:  (617) 542-2241
                                    Attention: Mary Laura Greely, Esq. and
                                    George Hofmann, Esq.

           [Perseus Investors Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned Perseus Stockholder has executed this Agreement as of the day and year first above written.



                                    PERSEUS ACQUISITION/RECAPITALIZATION
                                    FUND, L.L.C.


                                    By:  /s/ Curtis A. Glovier
                                         ------------------------------

                                    Name: Curtis A. Glovier
                                          -----------------------------

                                    Title:  Managing Director
                                            ---------------------------

                                    ADDRESS FOR NOTICE:

                                    888 Seventh Avenue, 29th Fl.
                                    New York, NY 10106
                                    Facsimile No.: (212) 245-1852
                                    Attn: Ray E. Newton, III

                                    With a copy to:

                                    Arnold & Porter
                                    555 Twelfth Street N.W.
                                    Washington, D.C. 20004-1206
                                    Facsimile:  (202) 942-5999
                                    Attention: Robert Ott, Esq.

                                    EXHIBIT A

                               CERTAIN DEFINITIONS


      For purposes of the Agreement to which this Exhibit A is attached, the following terms have the following meanings:

      "Affiliates" has the meaning set forth in Section 3.7(h).

      "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York or Washington D.C. are authorized to be closed.

      "Certificate of Designation" shall have the meaning set forth in Section 1.1.

      "Common Stock" means the common stock, par value $0.01 per share, of the Company.

      "Company" shall have the meaning set forth in the first paragraph of this Agreement.

      "Company Account" means an account of the Company designated in a written notice delivered to the Purchasers at least two Business Days prior to the date of any required payment by the Purchasers to the Company under the Agreement.

      "Company Disclosure Schedule" shall have the meaning set forth in Section
3.

      "Control" and derivatives thereof mean the power to control the management and policies of the Controlled Person where by ownership of voting securities, contract or otherwise.

      "GAAP" means United States generally accepted accounting principles consistently applied.

      "Governmental Body" means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;
(b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

       "knowledge" or "to the Company's knowledge" shall refer to the actual knowledge after reasonable inquiry of the relevant responsible officers of the Company.

      "Material Adverse Change" means a change which would have a Material Adverse Effect.

      "Material Adverse Effect" An event, violation or other matter will be deemed to have a "Material Adverse Effect" on the Company if such event, violation or other matter would be materially adverse in impact or amount to the Company, intellectual property rights or condition, assets, liabilities, operations or financial performance or prospects, taken as a whole.

       "Purchaser" shall have the meaning set forth in the first paragraph of this Agreement.

      "Person" means any individual, entity or Governmental Body.

       "Related Agreements" means (a) the Investor Rights Agreement substantially in the form attached as Exhibit C to this Agreement, (b) a Sourcing Rights Letter Agreement (the "Sourcing Rights Letter Agreement") between the Company and UOHL in the form set forth as Exhibit G, (c) a management agreement between the Company and cre-8-net (as defined on Schedule
A) (the "Management Agreement") and (d) any other agreement or document entered into by any of the parties in connection with this Agreement or any of the transactions contemplated hereby.

      "Securities Act" means the United States Securities Act of 1933.

      "Strategic Investor" means [to be inserted prior to Closing]